                                                                   Exhibit 10.15






                       AMISYS MANAGED CARE SYSTEMS, INC.
                          DIRECTORS' STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT
                             ----------------------
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                               TABLE OF CONTENTS

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                Page
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
    1. GRANT OF OPTION............................................1
    2. PRICE......................................................1
    3. EXERCISE OF OPTION.........................................1
        3.1 Time of Exercise of Option............................1
        3.2 Exercise by Optionee..................................1
        3.3 Termination of Option.................................2
        3.4 Rights in the Event of Death..........................2
        3.5 Rights in the Event of Disability.....................2
        3.6 Limitations on Exercise of Option.....................2
        3.7 Reduction in Number of Shares Subject to Option.......2
    4. METHOD OF EXERCISE OF OPTION...............................2
    5. LIMITATIONS ON TRANSFER....................................3
    6. RIGHTS AS SHAREHOLDER......................................3
    7. EFFECT OF CHANGE OF CONTROL OR CHANGES IN CAPITALIZATION...3
        7.1 Changes in Shares.....................................3
        7.2 Change of Control.....................................3
        7.3 Adjustments...........................................4
    8. GENERAL RESTRICTIONS.......................................4
    9. DISCLAIMER OF RIGHTS.......................................5
    10. INTERPRETATION OF THIS OPTION AGREEMENT...................5
    11. GOVERNING LAW.............................................5
    12. GRANT DATE................................................5
    13. BINDING EFFECT............................................5
    14. NOTICE....................................................5
    15. ENTIRE AGREEMENT..........................................5

                                      -i-
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                       AMISYS MANAGED CARE SYSTEMS, INC.
                          DIRECTORS' STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT
                             ----------------------

              This Stock Option Agreement (the "Option Agreement") is made as of the __ day of ____, 199 , by and between AMISYS Managed Care Systems, Inc. (the "Corporation") and ___________________________, a non-employee director of the Corporation (the "Optionee").

              WHEREAS, the Board of Directors of the Corporation (the "Board") has duly adopted, and the shareholders of the Corporation have duly approved, the Directors' Stock Option Plan (the "Plan") which provides for the grant to non-employee directors of a specified number of options for the purchase of shares of the Corporation's common stock, $.001 par value (the "Stock"), subject to shareholder approval of the Plan;

              NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

         1.   GRANT OF OPTION.

              Subject to the terms of the Plan (attached hereto as Exhibit A, the terms of which are incorporated by reference herein), the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation, on the terms and subject to the conditions hereinafter set forth, 3,000 shares of Stock. This Option shall not constitute an incentive stock option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2.   PRICE.

              The purchase price (the "Option Price") for the shares of Stock subject to the Option granted by this Option Agreement is $_____ per share (the Fair Market Value on the Grant Date).

         3.   EXERCISE OF OPTION.

              Except as otherwise provided herein, the Option granted pursuant to this Option Agreement shall be subject to exercise as follows:

         3.1  Time of Exercise of Option.

                    The Optionee may exercise the Option (subject to the limitations on exercise set forth in this Agreement and in the Plan) any time beginning six months after the Grant Date of this Option set forth in
    Section 12 below.

         3.2  Exercise by Optionee.

                    During the lifetime of the Optionee, only the Optionee (or, in the event of the Optionee's legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option.

         3.3  Termination of Option.

                     The Option shall terminate upon the expiration of a period of 10 years from the Grant Date of the Option, as set forth in Section 12 below, or, if earlier, twelve months after Service Termination as defined in the Plan other than by reason of death.

         3.4  Rights in the Event of Death.

                     If an Optionee dies while in the service as a director of the Corporation, the executors or administrators or legatees or distributees of such Optionees' estate shall have the right (subject to the general limitations on exercise set forth in this Agreement, at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to this Agreement, to exercise any Option held by such Optionee at the date of such Optionee's death, whether or n or such Option was exercisable immediately prior to such Optionee's death.

         3.5  Rights in the Event of Disability.

                     If there is a Service Termination by reason of the permanent and total disability of the Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in this Agreement), at any time within one year after such Service Termination and prior to termination of the Option pursuant to this Agreement, to exercise, in whole or in part, any Option held by such Optionee at the date of such Service Termination, whether or not such Option was exercisable immediately prior to such Service Termination. Whether a Service Termination is to be considered by reason of permanent and total disability for purposes of this Plan shall be determined by the Board of Directors, which determination shall be final and conclusive.

         3.6  Limitations on Exercise of Option.

                     Notwithstanding the foregoing Subsections of this Section, in no event may the Option be exercised, in whole or in part, after 10 years following the date upon which the Option is granted, as set forth in Section 12 below, or after the occurrence of an event which results in termination of the Option. In no event may the Option be exercised for a fractional Share or for less than 100 Shares.

         3.7  Reduction in Number of Shares Subject to Option.

                     The number of shares which may be purchased upon exercise of the Option pursuant to this Section shall be reduced by the number of shares previously purchased upon exercise of the Option pursuant to this Section.

         4.   METHOD OF EXERCISE OF OPTION.

              The Option may be exercised to the extent that shares have become purchasable under the Option, in whole or in part, from time to time, and at any time prior to expiration or termination of the Option, by making full payment of the Option Price to the Corporation in any one or more of the following ways:

              (i)   in cash, including check, bank draft, or money order; and/or

              (ii) by the assignment and delivery to the Corporation (or any other Affiliate designated by the Corporation) of shares of Stock which are not subject to restriction, are owned by the Optionee free and clear of all liens and encumbrances and have a fair market value (as determined by the closing price on the national securities exchange on which the shares of Stock are listed on the day preceding the day of exercise or by any other method acceptable to the Committee in its absolute discretion) equal to the applicable Option Price less any portion thereof paid in cash provided,
                                                                  --------
    however, that any shares of Stock surrendered in payment must have been held
    --------
    by the Optionee for more than six months at the time of surrender.

         5.   LIMITATIONS ON TRANSFER.

              The Option is not transferable by the Optionee, other than by will or the laws of descent and distribution in the event of death of the Optionee and shall not be pledged or hypothecated (by operation of law or otherwise) or subject to execution, attachment or similar processes.

         6.   RIGHTS AS SHAREHOLDER.

              Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a shareholder of the Corporation in respect of any shares transferable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate) has been entered as the shareholder of record on the books of the Corporation.

         7.   EFFECT OF CHANGE OF CONTROL OR CHANGES IN
              CAPITALIZATION.

         7.1  Changes in Shares.

                     If the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of stock or other securities of the Corporation by reason of any recapitalization, reclassification, Stock split, reverse split, combination of Stock, exchange of Stock, Stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation occurring after the date the Option is granted, a proportionate and appropriate adjustment shall be made by the Corporation in the number and kind of shares subject to the Option, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in the Option shall not change the total Option Price with respect to shares subject to the unexercised portion of the Option but shall include a corresponding proportionate adjustment in the Option Price per share.

         7.2  Change of Control.

                     In the event of a Change of Control, all non-vested Options outstanding under the Plan shall immediately vest. A "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), becomes, after the date hereof, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities;
    (ii) during any two (2) year period, individuals who at the beginning of such period constitute the Board, including for this purpose any new director whose election resulted from a vacancy on the Board caused by the mandatory retirement, death, or disability of a director and was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, cease for any reason to constitute a majority thereof; (iii) the Corporation consummates a merger or consolidation of the Corporation with or into another corporation, the result of which is that the stockholders of the Corporation at the time of the execution of the agreement to merge or consolidate own less than eighty percent (85%) of the total equity of the corporation surviving or resulting from the merger or consolidation or of a corporation owning, directly or indirectly, one hundred percent (100%) of the total equity of such surviving or resulting corporation; or (iv) the sale in one or a series of transactions of all or substantially all of the assets of the Corporation;
    (v) any person has commenced a tender or exchange offer, or entered into an agreement or received an option to acquire beneficial ownership of twenty percent (20%) or more of the total number of voting shares of the Corporation unless the Board has made a determination that such action does not constitute and will not constitute a change in the persons in control of the Corporation.

         7.3  Adjustments.

                     Adjustments specified in this Section relating to shares of Stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

         8.   GENERAL RESTRICTIONS.

              The Corporation shall not be required to sell or issue any shares of Stock under the Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Corporation of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act of 1933, upon notice of exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to the Board that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Corporation shall be final, binding, and conclusive. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option shall not be exercisable unless and until the shares covered by the Option are registered or are subject to an available exemption from registration, the exercise of the Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

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

         9.   DISCLAIMER OF RIGHTS.

              No provision in this Option Agreement shall be construed to confer upon the Optionee the right to continue as a director of the Corporation.


         10.  INTERPRETATION OF THIS OPTION AGREEMENT.

              All decisions and interpretations made by the Board with regard to any question arising under the Plan or this Option Agreement shall be binding and conclusive on the Corporation and the Optionee and any other person entitled to exercise the Option as provided for herein. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.


         11.  GOVERNING LAW.

              This Option Agreement is executed pursuant to and shall be governed by the laws of the State of Maryland (but not including the choice of law rules thereof).


         12.  GRANT DATE.

              The Grant Date of this Option is May 30, 1996.


         13.  BINDING EFFECT.

              Subject to all restrictions provided for in this Option Agreement and by applicable law relating to assignment and transfer of this Option Agreement and the option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.


         14.  NOTICE.

              Any notice hereunder by the Optionee to the Corporation shall be in writing and shall be deemed duly given if mailed or delivered to the Corporation at its principal office, addressed to the attention of the Corporate Secretary, or if so mailed or delivered to such other address as the Corporation may hereafter designate by notice to the Optionee. Any notice hereunder by the Corporation to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Corporation.


         15.  ENTIRE AGREEMENT.

              This Option Agreement and the Plan constitute the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Optionee; provided, however, that the Corporation unilaterally may waive any
              --------  -------
    provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

              IN WITNESS WHEREOF, the parties hereto have duly executed this Option Agreement, or caused this Option Agreement to be duly executed on their behalf, as of the day and year first above written.

    ATTEST:      AMISYS MANAGED CARE SYSTEMS, INC.


    ---------------                        By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------


                                           OPTIONEE:


                                           -----------------------------------
                                           Name:
                                                ------------------------------

                                           ADDRESS FOR NOTICE TO OPTIONEE:

                                           -----------------------------------
                                           Number                       Street
                                           -----------------------------------
                                           City           State       Zip Code


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